VESSELS (Tables)	12 Months Ended
Dec. 31, 2015
VESSELS [Abstract]
Vessels
Vessels, net consist of the carrying value of the Company's vessels, including drydocking and engine overhaul costs.

All Figures in USD '000	2015	2014
Vessels	334,978	263,705
Drydocking	1,736	1,200
Engine Overhaul	2,962	1,793
Total	339,676	266,698
Less Accumulated Depreciation	26,034	11,655
Vessels, net	313,642	255,043